Exhibit 8.1

Serial No.	Name of company	Domicile of company	Footnote
Subsidiaries
1	Deutsche Bank Aktiengesellschaft	Frankfurt am Main
2	ABFS I Incorporated	Lutherville-Timonium
3	Alex. Brown Financial Services Incorporated	Lutherville-Timonium
4	Alex. Brown Investments Incorporated	Lutherville-Timonium
5	Alfred Herrhausen Gesellschaft mbH	Berlin
6	Argent Incorporated	Lutherville-Timonium
7	Baldur Mortgages Limited	London
8	Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City
9	Betriebs-Center für Banken AG	Frankfurt
10	Better Financial Services GmbH	Berlin
11	Better Payment Germany GmbH	Berlin
12	BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln
13	BHW Bausparkasse Aktiengesellschaft	Hameln
14	BHW Holding GmbH	Hameln
15	Borfield Sociedad Anonima	Montevideo
16	Breaking Wave DB Limited	London
17	BT Globenet Nominees Limited	London
18	Cardea Real Estate S.r.l.	Milan
19	Caribbean Resort Holdings, Inc.	New York	1
20	Cathay Advisory (Beijing) Co., Ltd.	Beijing
21	Cathay Asset Management Company Limited	Ebène
22	Cathay Capital Company (No 2) Limited	Ebène
23	China Recovery Fund, LLC	Wilmington
24	Cinda - DB NPL Securitization Trust 2003-1	Wilmington	1
25	Consumo Srl in Liquidazione	Milan
26	D B Investments (GB) Limited	London
27	D&M Turnaround Partners Godo Kaisha	Tokyo
28	DB (Barbados) SRL	Christ Church
29	DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur
30	DB (Malaysia) Nominee (Tempatan) Sendirian Berhad	Kuala Lumpur
31	DB Alex. Brown Holdings Incorporated	Wilmington
32	DB Aotearoa Investments Limited	George Town
33	DB Beteiligungs-Holding GmbH	Frankfurt
34	DB Boracay LLC	Wilmington
35	DB Capital Markets (Deutschland) GmbH	Frankfurt
36	DB Cartera de Inmuebles 1, S.A.U.	Madrid
37	DB Chestnut Holdings Limited	George Town
38	DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur
39	DB Delaware Holdings (Europe) Limited (in voluntary liquidation)	Camana Bay
40	DB Direkt GmbH	Frankfurt
41	DB Elara LLC	Wilmington
42	DB Energy Trading LLC	Wilmington

43	DB Equipment Leasing, Inc.	New York
44	DB Equity Limited (in members' voluntary liquidation)	London
45	DB Finance (Delaware), LLC	Wilmington
46	DB Global Technology SRL	Bucharest
47	DB Global Technology, Inc.	Wilmington
48	DB Group Services (UK) Limited	London
49	DB Holdings (New York), Inc.	New York
50	DB HR Solutions GmbH	Frankfurt
51	DB Immobilienfonds 5 Wieland KG i.L.	Frankfurt
52	DB Impact Investment Fund I, L.P.	Edinburgh	2
53	DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen	2
54	DB Industrial Holdings GmbH	Luetzen
55	DB Intermezzo LLC	Wilmington
56	DB International (Asia) Limited	Singapore
57	DB International Investments Limited	London
58	DB International Trust (Singapore) Limited	Singapore
59	DB Investment Managers, Inc.	Wilmington
60	DB Investment Partners Limited	London
61	DB Investment Resources (US) Corporation	Wilmington
62	DB Investment Resources Holdings Corp.	Wilmington
63	DB Investment Services GmbH	Frankfurt
64	DB Io LP	Wilmington	2
65	DB IROC Leasing Corp.	New York
66	DB London (Investor Services) Nominees Limited	London
67	DB Management Support GmbH	Frankfurt
68	DB Nominees (Hong Kong) Limited	Hong Kong
69	DB Nominees (Jersey) Limited	St. Helier
70	DB Nominees (Singapore) Pte Ltd	Singapore
71	DB Omega Ltd.	George Town
72	DB Omega S.C.S.	Luxembourg	2
73	DB Operaciones y Servicios Interactivos, S.L.U.	Madrid
74	DB Overseas Finance Delaware, Inc.	Wilmington
75	DB Overseas Holdings Limited	London
76	DB Print GmbH	Frankfurt
77	DB Private Clients Corp.	Wilmington
78	DB Private Wealth Mortgage Ltd.	New York
79	DB Re S.A.	Luxembourg
80	DB Service Centre Limited	Dublin
81	DB Services (Jersey) Limited	St. Helier
82	DB Services Americas, Inc.	Wilmington
83	DB Servizi Amministrativi S.r.l.	Milan
84	DB Strategic Advisors, Inc.	Makati City
85	DB Structured Derivative Products, LLC	Wilmington
86	DB Structured Products, Inc.	Wilmington
87	DB Trustee Services Limited	London
88	DB Trustees (Hong Kong) Limited	Hong Kong

89	DB U.S. Financial Markets Holding Corporation	Wilmington
90	DB UK Bank Limited	London
91	DB UK Holdings Limited	London
92	DB UK PCAM Holdings Limited	London
93	DB USA Core Corporation	West Trenton
94	DB USA Corporation	Wilmington
95	DB Valoren S.à r.l.	Luxembourg
96	DB Value S.à r.l.	Luxembourg
97	DB VersicherungsManager GmbH	Frankfurt
98	DB Vita S.A.	Luxembourg
99	DBAH Capital, LLC	Wilmington
100	DBCIBZ1	George Town
101	DBFIC, Inc.	Wilmington
102	DBNZ Overseas Investments (No.1) Limited	George Town
103	DBOI Global Services (UK) Limited	London
104	DBR Investments Co. Limited	George Town
105	DBRE Global Real Estate Management IB, Ltd.	George Town
106	DBRMSGP1	George Town	2, 3
107	DBUK PCAM Limited	London
108	DBUSBZ2, S.à r.l.	Luxembourg
109	DBX Advisors LLC	Wilmington
110	DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn	2
111	DEE Deutsche Erneuerbare Energien GmbH	Frankfurt
112	DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt
113	Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland
114	Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland
115	Deutsche (New Munster) Holdings New Zealand Limited	Auckland
116	Deutsche Access Investments Limited	Sydney
117	Deutsche Aeolia Power Production Société Anonyme	Athens
118	Deutsche Alternative Asset Management (UK) Limited	London
119	Deutsche Asia Pacific Holdings Pte Ltd	Singapore
120	Deutsche Asset Management (India) Private Limited	Mumbai
121	Deutsche Australia Limited	Sydney
122	Deutsche Bank (Cayman) Limited	George Town
123	Deutsche Bank (China) Co., Ltd.	Beijing
124	Deutsche Bank (Malaysia) Berhad	Kuala Lumpur
125	Deutsche Bank (Suisse) SA	Geneva
126	Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo
127	DEUTSCHE BANK A.S.	Istanbul
128	Deutsche Bank Americas Holding Corp.	Wilmington
129	Deutsche Bank Europe GmbH	Frankfurt
130	Deutsche Bank Financial Company	George Town
131	Deutsche Bank Holdings, Inc.	Wilmington
132	Deutsche Bank Insurance Agency Incorporated	Wilmington
133	Deutsche Bank Luxembourg S.A.	Luxembourg

134	Deutsche Bank Mutui S.p.A.	Milan
135	Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City
136	Deutsche Bank National Trust Company	Los Angeles
137	Deutsche Bank Polska Spólka Akcyjna	Warsaw
138	Deutsche Bank Representative Office Nigeria Limited	Lagos
139	Deutsche Bank S.A. - Banco Alemão	Sao Paulo
140	Deutsche Bank Securities Inc.	Wilmington
141	Deutsche Bank Securities Limited	Toronto
142	Deutsche Bank Società per Azioni	Milan
143	Deutsche Bank Trust Company Americas	New York
144	Deutsche Bank Trust Company Delaware	Wilmington
145	Deutsche Bank Trust Company, National Association	New York
146	Deutsche Bank Trust Corporation	New York
147	Deutsche Bank, Sociedad Anónima Española	Madrid
148	Deutsche Capital Finance (2000) Limited	George Town
149	Deutsche Capital Markets Australia Limited	Sydney
150	Deutsche Capital Partners China Limited	Camana Bay
151	Deutsche Cayman Ltd.	Camana Bay
152	Deutsche CIB Centre Private Limited	Mumbai
153	Deutsche Custody N.V.	Amsterdam
154	Deutsche Domus New Zealand Limited	Auckland
155	Deutsche Equities India Private Limited	Mumbai
156	Deutsche Finance No. 2 Limited	George Town
157	Deutsche Foras New Zealand Limited	Auckland
158	Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf
159	Deutsche Global Markets Limited	Tel Aviv
160	Deutsche Group Holdings (SA) Proprietary Limited	Johannesburg
161	Deutsche Group Services Pty Limited	Sydney
162	Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt
163	Deutsche Holdings (Grand Duchy)	Luxembourg
164	Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg
165	Deutsche Holdings Limited	London
166	Deutsche Holdings No. 2 Limited	London
167	Deutsche Holdings No. 3 Limited	London
168	Deutsche Holdings No. 4 Limited	London
169	Deutsche Immobilien Leasing GmbH	Duesseldorf
170	Deutsche India Holdings Private Limited	Mumbai
171	Deutsche India Private Limited	Mumbai
172	Deutsche International Corporate Services (Ireland) Limited	Dublin
173	Deutsche International Corporate Services Limited	St. Helier
174	Deutsche International Custodial Services Limited	St. Helier
175	Deutsche Investments (Netherlands) N.V.	Amsterdam
176	Deutsche Investments India Private Limited	Mumbai
177	Deutsche Investor Services Private Limited	Mumbai
178	Deutsche Knowledge Services Pte. Ltd.	Singapore

179	Deutsche Leasing New York Corp.	New York
180	Deutsche Mexico Holdings S.à r.l.	Luxembourg
181	Deutsche Morgan Grenfell Group Limited	London
182	Deutsche Mortgage & Asset Receiving Corporation	Wilmington
183	Deutsche Nederland N.V.	Amsterdam
184	Deutsche New Zealand Limited	Auckland
185	Deutsche Nominees Limited	London
186	Deutsche Oppenheim Family Office AG	Cologne
187	Deutsche Overseas Issuance New Zealand Limited	Auckland
188	Deutsche Postbank Finance Center Objekt GmbH	Schuettringen
189	Deutsche Private Asset Management Limited (in members' voluntary liquidation)	London
190	Deutsche Securities (India) Private Limited	New Delhi
191	Deutsche Securities (Proprietary) Limited	Johannesburg
192	Deutsche Securities (SA) (Proprietary) Limited	Johannesburg
193	Deutsche Securities Asia Limited	Hong Kong
194	Deutsche Securities Inc.	Tokyo
195	Deutsche Securities Israel Ltd.	Tel Aviv
196	Deutsche Securities Korea Co.	Seoul
197	Deutsche Securities Saudi Arabia (a closed joint stock company)	Riyadh
198	Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City
199	Deutsche Services (CI) Limited	St. Helier
200	Deutsche Services Polska Sp. z o.o.	Warsaw
201	Deutsche StiftungsTrust GmbH	Frankfurt
202	Deutsche Strategic Investment Holdings Yugen Kaisha	Tokyo
203	Deutsche Trustee Company Limited	London
204	Deutsche Trustee Services (India) Private Limited	Mumbai
205	Deutsche Trustees Malaysia Berhad	Kuala Lumpur
206	Deutsche Wealth Management S.G.I.I.C., S.A.	Madrid
207	Deutsches Institut für Altersvorsorge GmbH	Frankfurt
208	DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt
209	DIP Management GmbH	Frankfurt
210	DISCA Beteiligungsgesellschaft mbH	Duesseldorf
211	Durian (Luxembourg) S.à r.l.	Luxembourg
212	DWS Alternatives France	Paris
213	DWS Alternatives Global Limited	London
214	DWS Alternatives GmbH	Frankfurt
215	DWS Asset Management (Korea) Company Limited	Seoul
216	DWS Beteiligungs GmbH	Frankfurt
217	DWS CH AG	Zurich
218	DWS Distributors, Inc.	Wilmington
219	DWS Far Eastern Investments Limited	Taipei
220	DWS Global Business Services Inc.	Taguig City
221	DWS Group GmbH & Co. KGaA	Frankfurt	2
222	DWS Group Services UK Limited	London
223	DWS Grundbesitz GmbH	Frankfurt

224	DWS India Private Limited	Mumbai
225	DWS International GmbH	Frankfurt
226	DWS Investment GmbH	Frankfurt
227	DWS Investment Management Americas, Inc.	Wilmington
228	DWS Investment S.A.	Luxembourg
229	DWS Investments Australia Limited	Sydney
230	DWS Investments Hong Kong Limited	Hong Kong
231	DWS Investments Japan Limited	Tokyo
232	DWS Investments Shanghai Limited	Shanghai
233	DWS Investments Singapore Limited	Singapore
234	DWS Investments UK Limited	London
235	DWS Management GmbH	Frankfurt
236	DWS Real Estate GmbH	Frankfurt
237	DWS Service Company	Wilmington
238	DWS Shanghai Private Equity Fund Management Limited	Shanghai
239	DWS Trust Company	Concord
240	DWS USA Corporation	Wilmington
241	EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG i.I.	Hamburg
242	Elizabethan Holdings Limited	George Town
243	Elizabethan Management Limited	George Town
244	Elm (Luxembourg) S.à r.l.	Luxembourg
245	European Value Added I (Alternate G.P.) LLP	London
246	Fiduciaria Sant' Andrea S.r.l.	Milan
247	Finanzberatungsgesellschaft mbH der Deutschen Bank	Berlin
248	Fir (Luxembourg) S.à r.l.	Luxembourg
249	Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt
250	Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl "Rimbachzentrum" KG	Bad Homburg
251	G Finance Holding Corp.	Wilmington
252	German American Capital Corporation	Lutherville-Timonium
253	Greenheart (Luxembourg) S.à r.l.	Luxembourg
254	Greenwood Properties Corp.	New York	1
255	Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf	2
256	Grundstücksgesellschaft Kerpen-Sindorf Vogelrutherfeld GbR	Troisdorf	2
257	Grundstücksgesellschaft Köln Oppenheimstraße GbR	Troisdorf	2
258	Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf	2
259	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben I GbR	Troisdorf	2
260	Immobilienfonds Wohn- und Geschäftshaus Köln-Blumenberg V GbR	Troisdorf	2
261	ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne
262	IVAF I Manager, S.à r.l.	Luxembourg
263	J R Nominees (Pty) Ltd	Johannesburg
264	Joint Stock Company Deutsche Bank DBU	Kiev
265	Jyogashima Godo Kaisha	Tokyo
266	KEBA Gesellschaft für interne Services mbH	Frankfurt

267	Kidson Pte Ltd	Singapore
268	Konsul Inkasso GmbH	Essen
269	LA Water Holdings Limited	George Town
270	LAWL Pte. Ltd.	Singapore
271	Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld
272	Leonardo III Initial GP Limited	London
273	Maher Terminals Holdings (Toronto) Limited	Vancouver
274	MEF I Manager, S. à r.l.	Munsbach
275	MIT Holdings, Inc.	Baltimore
276	MortgageIT Securities Corp.	Wilmington
277	MortgageIT, Inc.	New York
278	norisbank GmbH	Bonn
279	OOO "Deutsche Bank TechCentre"	Moscow
280	OOO "Deutsche Bank"	Moscow
281	OPB Verwaltungs- und Treuhand GmbH	Cologne
282	OPB-Oktava GmbH	Cologne
283	OPPENHEIM Capital Advisory GmbH	Cologne
284	OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne
285	PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
286	Pan Australian Nominees Pty Ltd	Sydney
287	PB Factoring GmbH	Bonn
288	PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen i.L.	Bonn
289	PCC Services GmbH der Deutschen Bank	Essen
290	Plantation Bay, Inc.	St. Thomas
291	Postbank Beteiligungen GmbH	Bonn
292	Postbank Direkt GmbH	Bonn
293	Postbank Filialvertrieb AG	Bonn
294	Postbank Finanzberatung AG	Hameln
295	Postbank Immobilien GmbH	Hameln
296	Postbank Leasing GmbH	Bonn
297	PT Deutsche Sekuritas Indonesia	Jakarta
298	R.B.M. Nominees Pty Ltd	Sydney
299	RoPro U.S. Holding, Inc.	Wilmington
300	Route 28 Receivables, LLC	Wilmington
301	RREEF America L.L.C.	Wilmington
302	RREEF China REIT Management Limited (in members' voluntary winding up)	Hong Kong
303	RREEF European Value Added I (G.P.) Limited	London
304	RREEF Fund Holding Co.	George Town
305	RREEF India Advisors Private Limited	Mumbai
306	RREEF Management L.L.C.	Wilmington
307	SAB Real Estate Verwaltungs GmbH	Hameln
308	SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
309	Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne
310	SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
311	Sharps SP I LLC	Wilmington

312	Stelvio Immobiliare S.r.l.	Bolzano
313	Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt
314	TELO Beteiligungsgesellschaft mbH	Schoenefeld
315	Tempurrite Leasing Limited	London
316	Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok
317	Treuinvest Service GmbH	Frankfurt
318	Triplereason Limited	London
319	VÖB-ZVD Processing GmbH	Bonn
320	WEPLA Beteiligungsgesellschaft mbH	Frankfurt
321	World Trading (Delaware) Inc.	Wilmington
322	Alguer Inversiones Designated Activity Company	Dublin
323	Alixville Invest, S.L.	Madrid
324	Altersvorsorge Fonds Hamburg Alter Wall Dr. Juncker KG	Frankfurt
325	Amber Investments S.à r.l., en liquidation volontaire	Luxembourg
326	Atlas Investment Company 1 S.à r.l.	Luxembourg
327	Atlas Investment Company 2 S.à r.l.	Luxembourg
328	Atlas Investment Company 3 S.à r.l.	Luxembourg
329	Atlas Investment Company 4 S.à r.l.	Luxembourg
330	Atlas Portfolio Select SPC	George Town
331	Atlas SICAV - FIS	Luxembourg	4
332	Australian Secured Personal Loans Trust	Melbourne
333	Axia Insurance, Ltd.	Hamilton	4
334	Carpathian Investments Designated Activity Company	Dublin
335	Cathay Capital Company Limited	Ebène
336	Cathay Strategic Investment Company Limited	Hong Kong
337	Cathay Strategic Investment Company No. 2 Limited	George Town
338	Cayman Reference Fund Holdings Limited	George Town
339	Ceto S.à r.l.	Luxembourg
340	Charitable Luxembourg Four S.à r.l.	Luxembourg
341	Charitable Luxembourg Three S.à r.l.	Luxembourg
342	Charitable Luxembourg Two S.à r.l.	Luxembourg
343	City Leasing (Thameside) Limited	London
344	City Leasing Limited	London
345	CLASS Limited	St. Helier	4
346	Collins Capital Low Volatility Performance II Special Investments, Ltd.	Road Town
347	Crofton Invest, S.L.	Madrid
348	Danube Properties S.à r.l., en faillite	Luxembourg
349	DB Asset Finance I S.à r.l.	Luxembourg
350	DB Asset Finance II S.à r.l.	Luxembourg
351	DB Aster II, LLC	Wilmington
352	DB Aster III, LLC	Wilmington
353	DB Aster, Inc.	Wilmington
354	DB Aster, LLC	Wilmington
355	DB Covered Bond S.r.l.	Conegliano

356	DB Credit Investments S.à r.l.	Luxembourg
357	DB Finance International GmbH	Frankfurt
358	DB Holding Fundo de Investimento Multimercado Investimento no Exterior Crédito Privado	Sao Paulo
359	DB Immobilienfonds 1 Wieland KG	Frankfurt
360	DB Immobilienfonds 2 KG i.L.	Frankfurt
361	DB Impact Investment (GP) Limited	London
362	DB Litigation Fee LLC	Wilmington
363	DB Municipal Holdings LLC	Wilmington
364	db PBC	Luxembourg	4
365	DB RC Holdings, LLC	Wilmington
366	DB SPEARs/LIFERs, Series DBE-8052 Trust	Wilmington
367	DB SPEARs/LIFERs, Series DBE-8055 Trust	Wilmington
368	DB SPEARs/LIFERs, Series DBE-8057 Trust	Wilmington
369	DB SPEARs/LIFERs, Series DBE-8060 Trust	Wilmington
370	DB SPEARs/LIFERs, Series DBE-8063 Trust	Wilmington
371	DB SPEARs/LIFERs, Series DBE-8066 Trust	Wilmington
372	DB SPEARs/LIFERs, Series DBE-8067 Trust	Wilmington
373	DB SPEARs/LIFERs, Series DBE-8070 Trust	Wilmington
374	DB SPEARs/LIFERs, Series DBE-8071 Trust	Wilmington
375	DB SPEARs/LIFERs, Series DBE-8073 Trust	Wilmington
376	DB SPEARs/LIFERs, Series DBE-8081 Trust	Wilmington
377	DB SPEARs/LIFERs, Series DBE-8082 Trust	Wilmington
378	DB SPEARs/LIFERs, Series DBE-8083 Trust	Wilmington
379	DB SPEARs/LIFERs, Series DBE-8084 Trust	Wilmington
380	DB SPEARs/LIFERs, Series DBE-8085 Trust	Wilmington
381	DB SPEARs/LIFERs, Series DBE-8086 Trust	Wilmington
382	DB SPEARs/LIFERs, Series DBE-8087 Trust	Wilmington
383	DB SPEARs/LIFERs, Series DBE-8088 Trust	Wilmington
384	DB SPEARs/LIFERs, Series DBE-8090 Trust	Wilmington
385	DB SPEARs/LIFERs, Series DBE-8901 Trust	Wilmington
386	DB Structured Holdings Luxembourg S.à r.l.	Luxembourg
387	DBRE Global Real Estate Management US IB, L.L.C.	Wilmington
388	DBX ETF Trust	Wilmington	4
389	De Heng Asset Management Company Limited	Beijing
390	Deloraine Spain, S.L.	Madrid
391	Deutsche Bank Luxembourg S.A. - Fiduciary Deposits	Luxembourg	4
392	Deutsche Bank Luxembourg S.A. - Fiduciary Note Programme	Luxembourg	4
393	Deutsche Colombia S.A.S.	Bogotá
394	Deutsche Postbank Funding LLC I	Wilmington
395	Deutsche Postbank Funding LLC III	Wilmington
396	Deutsche Postbank Funding Trust I	Wilmington	1
397	Deutsche Postbank Funding Trust III	Wilmington	1
398	DWS Access S.A.	Luxembourg	4
399	DWS Alternatives (IE) ICAV	Dublin
400	DWS Funds	Luxembourg	4

401	DWS Garant	Luxembourg	4
402	DWS Invest	Luxembourg	4
403	DWS Invest (IE) ICAV	Dublin
404	DWS Zeitwert Protect	Luxembourg
405	DWS-Fonds Treasury Liquidity (EUR)	Frankfurt
406	Dynamic Infrastructure Securities Fund LP	Wilmington
407	Earls Four Limited	George Town	4
408	EARLS Trading Limited	George Town
409	Einkaufszentrum "HVD Dresden" S.à.r.l & Co. KG i.I.	Cologne
410	Eirles Three Designated Activity Company	Dublin	4
411	Eirles Two Designated Activity Company	Dublin	4
412	Emerald Asset Repackaging Designated Activity Company	Dublin
413	Emerging Markets Capital Protected Investments Limited	George Town	4
414	Emeris	George Town
415	Encina Property Finance Designated Activity Company	Dublin
416	Epicuro SPV S.r.l.	Conegliano
417	Erste Frankfurter Hoist GmbH	Frankfurt
418	Fondo Privado de Titulizacion Activos Reales 1 B.V.	Amsterdam
419	Fondo Privado de Titulización PYMES I Designated Activity Company	Dublin
420	Freddie Mac Class A Taxable Multifamily M Certificates Series M-037	McLean
421	Freddie Mac Class A Taxable Multifamily M Certificates Series M-039	McLean
422	Freddie Mac Class A Taxable Multifamily M Certificates Series M-040	McLean
423	Freddie Mac Class A Taxable Multifamily M Certificates Series M-041	McLean
424	Freddie Mac Class A Taxable Multifamily M Certificates Series M-043	McLean
425	Freddie Mac Class A Taxable Multifamily M Certificates Series M-044	McLean
426	Freddie Mac Class A Taxable Multifamily M Certificates Series M-047	McLean
427	G.O. IB-US Management, L.L.C.	Wilmington
428	GAC-HEL, Inc.	Wilmington
429	Galene S.à r.l.	Luxembourg
430	Gladyr Spain, S.L.	Madrid
431	Global Opportunities Co-Investment Feeder, LLC	Wilmington
432	Global Opportunities Co-Investment, LLC	George Town
433	Groton Invest, S.L.	Madrid
434	GWC-GAC Corp.	Wilmington
435	Havbell Designated Activity Company	Dublin
436	Histria Inversiones Designated Activity Company	Dublin
437	Iberia Inversiones Designated Activity Company (in liquidation)	Dublin
438	Iberia Inversiones II Designated Activity Company	Dublin
439	Infrastructure Debt Fund S.C.Sp. SICAV-RAIF	Luxembourg
440	Infrastructure Holdings (Cayman) SPC	George Town
441	Inn Properties S.à r.l., en faillite	Luxembourg
442	Investor Solutions Limited	St. Helier	4

443	Isar Properties S.à r.l., en faillite	Luxembourg
444	IVAF (Jersey) Limited	St. Helier
445	Kelona Invest, S.L.	Madrid
446	Kelsey Street LLC	Wilmington
447	KH Kitty Hall Holdings Limited	Galway
448	Kratus Inversiones Designated Activity Company	Dublin
449	Ledyard, S.L.	Madrid
450	87 Leonard Development LLC	Wilmington
451	Life Mortgage S.r.l.	Conegliano
452	Lindsell Finance Limited	St. Julian's
453	Lockwood Invest, S.L.	Madrid
454	London Industrial Leasing Limited	London
455	Lunashadow Limited	Dublin
456	2755 LVB I LLC	Wilmington
457	Malabo Holdings Designated Activity Company	Dublin
458	Merlin XI	George Town
459	Meseta Inversiones Designated Activity Company	Dublin
460	Motion Picture Productions One GmbH & Co. KG	Frankfurt	2
461	MPP Beteiligungsgesellschaft mbH	Frankfurt
462	Navegator - SGFTC, S.A.	Lisbon
463	NCW Holding Inc.	Vancouver
464	New 87 Leonard, LLC	Wilmington
465	Oasis Securitisation S.r.l.	Conegliano	1
466	Oder Properties S.à r.l., en faillite	Luxembourg
467	OPAL, en liquidation volontaire	Luxembourg	4
468	Opus Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw
469	OTTAM Mexican Capital Trust Designated Activity Company	Dublin	4
470	Palladium Global Investments S.A.	Luxembourg	4
471	Palladium Securities 1 S.A.	Luxembourg	4
472	PanAsia Funds Investments Ltd.	George Town	4
473	PARTS Funding, LLC	Wilmington
474	PEIF II SLP Feeder 2 LP	Edinburgh
475	PEIF III SLP Feeder GP, S.à r.l.	Senningerberg
476	PEIF III SLP Feeder, SCSp	Senningerberg	2
477	Peruda Leasing Limited	London
478	PES Carry and Employee Co-Investment Feeder SCSp	Luxembourg
479	PES Carry and Employee Co-Investment GP S.à r.l.	Luxembourg
480	Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Makati City
481	Property Debt Fund S.C.Sp. SICAV-RAIF	Luxembourg
482	QR Tower 2, LLC	Wilmington
483	Quartz No. 1 S.A., en liquidation volontaire	Luxembourg
484	Radical Properties Unlimited Company	Dublin
485	Reference Capital Investments Limited (in members' voluntary liquidation)	London
486	REO Properties Corporation II	Wilmington	1

487	Rhine Properties S.à r.l., en faillite	Luxembourg
488	Riviera Real Estate	Paris
489	ROCKY 2021-1 SPV S.r.l.	Conegliano
490	Romareda Holdings Designated Activity Company	Dublin
491	RREEF DCH, L.L.C.	Wilmington
492	Samburg Invest, S.L.	Madrid
493	SCB Alpspitze UG (haftungsbeschränkt)	Frankfurt
494	Seaconview Designated Activity Company	Dublin
495	Singer Island Tower Suite LLC	Wilmington
496	Somkid Immobiliare S.r.l.	Conegliano
497	SP Mortgage Trust	Wilmington
498	SPV I Sociedad Anónima Cerrada	Lima
499	SPV II Sociedad Anónima Cerrada	Lima
500	Style City Limited	Dublin
501	Swabia 1 Designated Activity Company	Dublin
502	Swabia 1. Vermögensbesitz-GmbH	Frankfurt
503	Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon
504	Tasman NZ Residential Mortgage Trust	Auckland
505	Tech Venture Growth Portfolio, F.C.R.	Madrid
506	Tech Venture Growth S.C.R., S.A.	Madrid
507	Trave Properties S.à r.l., en faillite	Luxembourg
508	TRS Aria LLC	Wilmington
509	TRS Leda LLC	Wilmington
510	TRS Scorpio LLC	Wilmington
511	TRS SVCO LLC	Wilmington
512	TRS Venor LLC	Wilmington
513	VCJ Lease S.à r.l.	Luxembourg
514	Vermögensfondmandat Flexible (80% teilgeschützt)	Luxembourg
515	Waltzfire Limited	Dublin
516	Wedverville Spain, S.L.	Madrid
517	Wendelstein 2017-1 UG (haftungsbeschränkt)	Frankfurt
518	5353 WHMR LLC	Wilmington
519	Xtrackers (IE) Public Limited Company	Dublin	4
520	Xtrackers II	Luxembourg	4
521	Zumirez Drive LLC	Wilmington

Serial No.	Footnotes - English
1	Controlled.
2	Status as shareholder with unlimited liability pursuant to Section 313 (2) Number 6 HGB.
3	General Partnership.
4	Only specified assets and related liabilities (silos) of this entity were consolidated.